Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

Note 14 – COMMITMENTS AND CONTINGENCIES

COMMITMENTS

On December 27, 2023, the Court announced that the bankruptcy property distribution plan of Qingdao Tiandihui Foodstuffs Co., Ltd. had been implemented and the bankruptcy proceedings had completed. As a result, Tiandihui has been fully disposed as of December 31, 2023, and substantially all the material claims against Tiandihui that arose prior to the date of the bankruptcy completion were addressed.

CONTINGENCIES

From time to time, the Company is a party to various legal actions arising in the ordinary course of business. The Company accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Since November 2019, the Company has been involved in a number of claims pending in various courts, in arbitration, or otherwise unresolved as of December 31, 2022. These claims are substantially related to non-payment of wage payables, non-payment of vendor payables and non-payment of loans and notes payables. These legal proceedings led to, among others actions, certain of the Tiandihui’s bank accounts and property, plant and equipment judicially frozen by the court as of December 31, 2022 and 2021. On March 13, 2021, the land and factory buildings above the land owned by Tiandihui. were actioned by the court for $5,098,461 (RMB 33.14 million). In 2021, we paid RMB3.73 million to substantially settle the labor arbitration cases with our former employees, and certain proceeds were used to repay the bank loans. On March 16, 2022, the People’s Court of Huangdao District, Qingdao City, Shandong Province made a civil ruling and announced the acceptance of creditors’ application of bankruptcy liquidation of Tiandihui and it entered into bankruptcy proceedings. On December 27, 2023, the Court announced that the bankruptcy property distribution plan of Tiandihui was implemented and the bankruptcy proceedings were completed. As a result, Tiandihui has been fully disposed as of December 31, 2023, and all the material claims against Tiandihui that arose prior to the date of the completion of it bankruptcy proceedings were resolved. However, we may be subject to claims that were not discharged in the bankruptcy proceedings, if any. To the extent any pre-bankruptcy liability still remains, the ultimate resolution of such claims and other obligations may have a material adverse effect on our future operating results, profitability and financial condition.

In addition, the Company has historically incurred losses and it is uncertain whether the Company may continue to incur losses in the future. As a result of the discontinued operations of the pet food business and the discontinued operations of the restaurant business as disclosed above, if the Company is unable to successfully manage its restaurant business or acquire new business, the Company may be unable to sustain or increase its profitability in the future.